Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 dated as of June 30, 2011, to the Revolving Credit Agreement dated as of July 8, 2010, as amended by the Amendment dated as of March 31, 2011 (the “Credit Agreement”), among AIR PRODUCTS AND CHEMICALS, INC. (the “Parent”), the Other Borrowers parties thereto from time to time, the Lenders parties thereto from time to time and THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent for the Lenders thereunder.

Pursuant to the Credit Agreement, the Lenders have agreed to make loans to the Parent and certain of its Subsidiaries. The Parent has requested certain amendments to the Credit Agreement as set forth herein. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below):

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Adjusted Long-Term Debt” shall mean, at any time, the Parent’s consolidated long-term debt (not including the current portion of long-term debt), determined without giving effect to any increases or decreases in such long-term debt attributable to the amount of non-recourse (to the Parent or any Subsidiary) indebtedness of variable interest entities required to be consolidated on the Parent’s financial statements for financial accounting purposes by FASB Staff Position No. FIN 46(R)-6 - Determining the Variability to be Considered in Applying FASB Interpretation No. 46(R) or any related subsequent accounting standard.

“Adjusted Shareholders Equity” shall mean, at any time, the Parent’s shareholders equity as reported on the Parent’s most recently published consolidated balance sheet minus the amount of goodwill included on the Parent’s most recently published consolidated balance sheet, all determined without giving effect to any increases or decreases in such shareholders equity attributable to the amount of direct or indirect equity interests of the Parent in variable interest entities required to be consolidated on the Parent’s financial statements for financial accounting purposes by FASB Staff Position No. FIN 46(R)-6 - Determining the Variability to be Considered in Applying FASB Interpretation No. 46(R) or any related subsequent accounting standard.

(b)	Section 1.01 of the Credit Agreement is hereby further amended by deleting the following definitions in their entirety:

“Acquisition Transactions”

“Airgas”

“Bridge Agreement”

“Consolidated EBITDA”

“Target Refinancing”

“Test Period”

(c)	Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of the term “Competitive Bid Expiration Date” by replacing “July 8, 2013” with “June 30, 2015”.

(d)	Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of the term “Market Rate Spread” by replacing “three-year” with “four-year”.

(e)	Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of the term “Revolving Credit Maturity Date” by replacing “July 8, 2013” with “June 30, 2015”.

(f)	Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of the term “Leverage Ratio” in its entirety to read as follows:

““Leverage Ratio” shall mean, at any time, the ratio of (a) the Adjusted Long-Term Debt at such time to (b) the sum of (i) the Adjusted Long-Term Debt at such time plus (ii) the Adjusted Shareholders Equity at such time.”

(g)	Section 2.09 of the Credit Agreement is hereby amended by replacing “$500,000,000” with “$330,000,000”.

(h)	Section 4.08(a) of the Credit Agreement is hereby amended by inserting the following proviso immediately before the colon in the first sentence thereof:

“; provided however, that for purposes of this Section 4.08, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act or any change therein or interpretation or application thereof by any Governmental Authority charged with the interpretation or administration thereof or compliance with any request or directive of any Governmental Authority (whether or not having the force of Law)

and (y) any requests or directives promulgated by, or the interpretations or applications thereof by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to have been adopted or made after the date hereof.”

(i)	Section 5.08 of the Credit Agreement is hereby amended by deleting the following parenthetical from the first sentence thereof: “(other than any indenture, agreement or other instrument of Airgas or any of its Subsidiaries in effect as of the Closing Date)”.

(j)	Section 8.01 of the Credit Agreement is hereby amended by amending and restating the Section 8.01 in its entirety to read as follows:

“SECTION 8.01 Maximum Leverage Ratio. Permit the Leverage Ratio to at any time exceed 0.60 to 1.00.”

(k)	Schedule I to the Credit Agreement is hereby amended by replacing the pricing grid therein with the following:

Public Debt Ratings	Market Rate Spread		Commitment Fee
	Minimum	Maximum
A+ or A1	0.250%	0.875%	0.065%
A or A2	0.350%	1.000%	0.080%
A- or A3	0.500%	1.250%	0.125%
BBB+ or Baa1	0.750%	1.500%	0.150%
Other	1.000%	1.750%	0.200%

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Parent, hereby represents and warrants to each of the Administrative Agent and the Lenders that at the time of and immediately after giving effect to this Amendment on the Amendment Effective Date:

(a)	Each of the representations and warranties made by the Parent in Sections 5.03, 5.04, 5.05 and 5.07 of the Credit Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, both immediately before and immediately after giving effect to this Amendment.

(b)	No Event of Default and no Potential Event of Default, has occurred and is continuing on and as of the Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which:

(a)	The Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of each Borrower and each Lender.

(b)	The Administrative Agent (or its counsel) shall have received a legal opinion dated the Amendment Effective Date from counsel to the Parent in form and substance reasonably satisfactory to the Administrative Agent as to the matters set forth in Sections 5.03, 5.04, 5.05 and 5.07 of the Credit Agreement.

(c)	The representations and warranties in Section 3 of this Amendment shall be true and correct and the Administrative Agent shall have a received a certificate to such effect dated the Amendment Effective Date and signed by the Treasurer or a Vice President of the Parent.

(d)	The Parent shall have paid all fees and expenses required to be paid by it on or before the Amendment Effective Date in connection with this Amendment.

SECTION 5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 12.05 of the Credit Agreement.

SECTION 8. Governing Law; Submission to Jurisdiction: Waiver of Jury Trial. (a) Governing law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

(b)

Certain Waivers. THE PARENT, EACH LENDER, EACH ISSUER AND THE ADMINISTRATIVE AGENT WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AMENDMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION OR EVENT OCCURRING IN CONNECTION

HEREWITH (COLLECTIVELY, “RELATED LITIGATION”). IN ADDITION, THE PARENT HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(i) AGREES THAT ANY RELATED LITIGATION BY ANY ISSUER OR LENDER OR THE ADMINISTRATIVE AGENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK COUNTY, NEW YORK, AND SUBMITS TO THE JURISDICTION OF SUCH COURTS (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY ISSUER, LENDER OR THE PARENT TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

(ii) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER THE PARENT; AND

(iii) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE PARENT AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 7 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AIR PRODUCTS AND CHEMICALS, INC.,

by	/s/ George G. Bitto
Name: George G. Bitto
Title: Vice President and Treasurer

[Signature Page to Air Products Amendment]

THE ROYAL BANK OF SCOTLAND PLC, Individually and as Administrative Agent,

by	/s/ Paul Chisholm Attorney-in-Fact
Name: Paul Chisholm
Title: Vice President

[Signature Page to Air Products Amendment]

CO-SYNDICATION AGENTS

BNP PARIBAS, Individually and as Co-Syndication Agent

by	/s/ Christopher Sked
Name: Christopher Sked
Title: Director

by	/s/ Brendan Heneghan
Name: Brendan Heneghan
Title: Vice President

HSBC BANK USA, N.A., Individually and as Co-Syndication Agent

by	/s/ David A. Mandell
Name: David A. Mandell
Title: Managing Director

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: Banco Santander, S.A., New York Branch

by	/s/ Jorge Saavedra
Name: Jorge Saavedra
Title: Executive Director

*by	/s/ Jesus Lopez
Name: Jesus Lopez
Title: Senior Vice President

* For Lenders requiring two signature blocks.

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: Bank of America, N.A.

by	/s/ George Hlentzas
Name: George Hlentzas Title: Vice President

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: THE BANK OF NOVA SCOTIA

by	/s/ David Mahmood
Name: David Mahmood Title: Managing Director

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by	/s/ Alan Reiter
Name: Alan Reiter Title: V.P.

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: BARCLAYS BANK PLC

by	/s/ Vanessa A. Kurbatskiy

Name: Vanessa A. Kurbatskiy Title: Vice President

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: Deutsche Bank AG New York Branch

by	/s/ Philippe Sandmeier
Name: Philippe Sandmeier Title: Managing Director

*by	/s/ Virginia Cosenza
Name: Virginia Cosenza Title: Vice President

* For Lenders requiring two signature blocks.

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: INTESA SANPAOLO S.p.A.

by	/s/ Sergio Maggioni
Name: Sergio Maggioni Title: FVP & Head of Business

*by	/s/ Robert Wurster
Name: Robert Wurster Title: Senior Vice President

* For Lenders requiring two signature blocks.

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: JPMorgan Chase Bank, N.A.

by	/s/ Gitanjali Pundir
Name: Gitanjali Pundir Title: Vice President

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: Mizuho Corporate Bank, Ltd.

by	/s/ Leon Mo
Name: Leon Mo Title: Authorized Signatory

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: MORGAN STANLEY BANK, N.A.

by	/s/ Sherrese Clarke
Name: Sherrese Clarke Title: Authorized Signatory

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: SUMITOMO MITSUI BANKING CORPORATION

by	/s/ Shuji Yabe
Name: Shuji Yabe
Title: General Manager

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: UBS Loan Finance LLC

by	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

*by	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

* For Lenders requiring two signature blocks.

[Signature Page to Air Products Amendment]

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender: Wells Fargo Bank, N.A.

by	/s/ Michael J. Gigler
Name: Michael J. Gigler
Title: Senior Vice President

[Signature Page to Air Products Amendment]